        Exhibit 10.3
CERTAIN INFORMATION, IDENTIFIED BY AND REPLACED WITH A MARK OF “[____],” AND EXHIBITS HAVE BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE THEY ARE BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Apollo ADIP Advisors II, L.P. Award Letter

Delivered Via Email

Dear [____]

You have been selected by Apollo Global Management, Inc. (“AGM,” together with its subsidiaries and affiliates, “Apollo”) to receive an award of points (“Points”) in Apollo ADIP Advisors II, L.P. (together with any alternative vehicles, “Advisors”), subject to the terms and conditions set forth in this letter (this “Award Letter”). Your Points entitle you to share in an allocable portion of the carried interest and other income earned by Advisors, subject to the terms and conditions set forth herein and in the accompanying award documents listed on the Award Document Checklist.

Your award details are as follows:

Points Awarded: [____]
Effective Date: [____]
Vesting Commencement Date: [____]
Terms and Conditions; Required Documents
Your Points are subject to the terms and conditions set forth herein and in the documents listed on the Award Document Checklist, including any related exhibits.
This award of Points is contingent on your satisfaction of the sign and submit requirements indicated on the Award Document Checklist, including your execution and return of the Participant/Limited Partner Execution Page.

Very truly yours,
APOLLO ADIP ADVISORS II, L.P.

By:    Apollo ADIP Capital Management II, LLC,
    its general partner

By:
Name:
Title:

ADIP II Carry Award
Participant/Limited Partner Execution Page

The undersigned acknowledges receipt of the following agreements, including any exhibits related thereto (collectively with this Award Letter, the “Award Documents”):
(1)    limited partnership agreement of Apollo ADIP Advisors II, L.P.;
(2)    form of personal Guarantee of a pro rata share of the “clawback obligations” of Apollo ADIP Advisors II, L.P. for the benefit of all investors in Apollo/Athene Dedicated Investment Program II, L.P. and any parallel funds;
(3)    form of personal Guarantee of a pro rata share of the “clawback obligation” of Apollo ADIP Advisors II, L.P. for the benefit of Athene Co-Invest Reinsurance Affiliate Holding 2, Ltd.; and
(4)    form of Secured Reimbursement Agreement between the undersigned as “Participant” and the “Apollo Guarantor” as defined therein.
This execution page constitutes a counterpart signature page to each of the Award Documents. The undersigned hereby undertakes and agrees to join in, adhere to and be bound by each of the Award Documents, with effect from the date of the Award Letter. Without limitation to the foregoing, the undersigned hereby confirms the power of attorney granted in the limited partnership agreement of Apollo ADIP Advisors II, L.P. to which it adheres, as if such power of attorney were set forth in full herein.
This execution page shall be governed by the laws of the State of New York.

Name of Participant:	________________________________
Signature of Participant:	________________________________
Date Signed:	________________________________

ADIP II Carry Award Letter | Participant Execution Page